UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08476

            The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2014

To Our Shareholders,

For the six months ended June 30, 2014, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 2.0%, compared with a total return of 6.2% for the Morgan Stanley Capital International (“MSCI”) World Index. The total return for the Fund’s publicly traded shares was (13.3)%. The Fund’s NAV per share was $10.67, while the price of the publicly traded shares closed at $9.89 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2014.

Comparative Results

Average Annual Returns through June 30, 2014 (a) (Unaudited)					Since Inception (11/15/94)
	Year to Date	1 Year	5 Year	10 Year
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	2.04%	27.57%	24.94%	7.18%	9.33%
Investment Total Return (c)	(13.29)	20.58	30.00	8.90	9.57
Standard & Poor’s 500 Index	7.14	24.61	18.83	7.78	9.82	(d)
MSCI World Index	6.18	24.05	14.99	7.25	7.32	(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2014:

The Gabelli Multimedia Trust Inc.

Entertainment	17.5%
Cable	15.0%
Broadcasting	10.7%
Computer Software and Services	10.3%
Hotels and Gaming	8.9%
Satellite	6.7%
Telecommunications: National	5.7%
Wireless Communications	3.7%
Consumer Services	3.6%
Publishing	2.9%
Computer Hardware	2.1%
Equipment	1.8%
Telecommunications: Regional	1.8%

Business Services: Advertising	1.7%
Financial Services	1.5%
Electronics	1.4%
Retail	1.4%
Business Services	0.8%
Telecommunications: Long Distance	0.8%
Diversified Industrial	0.7%
U.S. Government Obligations	0.5%
Consumer Products	0.3%
Food and Beverage	0.2%
Communications Equipment	0.0%*
Real Estate	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 11, 2014, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 99.5%
	DISTRIBUTION COMPANIES — 61.8%
	Broadcasting — 10.7%
10,000	Asahi Broadcasting Corp.	$42,567	$63,274
58,000	CBS Corp., Cl. A, Voting	925,124	3,601,800
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	38,032
16,000	Cogeco Inc.	317,869	824,854
2,800	Com Hem Holding AB†	24,477	26,401
2,000	Corus Entertainment Inc., Cl. B, OTC	5,257	46,674
13,000	Corus Entertainment Inc., Cl. B, Toronto	26,464	304,212
34,000	Discovery Communications Inc., Cl. A†	381,939	2,525,520
46,000	Discovery Communications Inc., Cl. C†	737,348	3,339,140
15,000	Gannett Co. Inc.	426,162	469,650
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	104,891
4,550	Lagardere SCA	100,163	148,188
46,000	Liberty Media Corp., Cl. A†	1,111,035	6,287,280
14,000	LIN Media LLC, Cl. A†	206,220	381,500
4,000	M6 Metropole Television SA	35,208	81,254
68,566	Media Prima Berhad	34,965	55,092
36,000	Nippon Television Network Corp.	530,748	624,017
4,650	NRJ Group†	20,718	54,758
18,000	Pandora Media Inc.†	172,953	531,000
3,500	RTL Group SA	134,551	389,922
77,000	Salem Communications Corp., Cl. A	366,154	728,420
13,000	Sinclair Broadcast Group Inc., Cl. A	91,398	451,750
23,000	Societe Television Francaise 1	229,511	376,825
50,000	Starz, Cl. A†	318,313	1,489,500
45,000	Television Broadcasts Ltd.	166,753	292,340
90,000	Tokyo Broadcasting System Holdings Inc.	1,600,731	1,104,289
240,000(a)	TV Azteca SA de CV, CPO	58,305	135,044
27,000	UTV Media plc	96,517	96,112

		8,247,710	24,571,739

	Business Services — 0.8%
3,686(a)	Contax Participacoes SA	7,571	26,508
1,000	Convergys Corp.	17,737	21,440
6,000	Impellam Group plc	8,600	44,667
21,500	McGraw Hill Financial Inc.	805,195	1,785,145
6,000	Monster Worldwide Inc.†	76,230	39,240
400	Qumu Corp.†	3,900	5,596

		919,233	1,922,596

	Cable — 15.0%
4,000	Altice SA†	152,608	278,680

Shares		Cost	Market Value

37,500	AMC Networks Inc., Cl. A†	$419,054	$2,305,875
191,000	Cablevision Systems Corp., Cl. A	1,754,733	3,371,150
8,000	Charter Communications Inc., Cl. A†	528,910	1,267,040
35,500	Cogeco Cable Inc.	777,075	1,965,883
8,000	Comcast Corp., Cl. A	143,498	429,440
61,000	Comcast Corp., Cl. A, Special	1,317,410	3,253,130
30,000	Liberty Global plc, Cl. A†	396,651	1,326,600
135,000	Liberty Global plc, Cl. C†	2,381,009	5,711,850
123,690	Rogers Communications Inc., New York, Cl. B	1,119,461	4,978,522
19,310	Rogers Communications Inc., Toronto, Cl. B	148,207	777,069
24,000	Scripps Networks Interactive Inc., Cl. A	1,173,872	1,947,360
11,000	Shaw Communications Inc., New York, Cl. B	51,725	282,260
78,000	Shaw Communications Inc., Toronto, Cl. B	105,571	1,999,981
90,000	Sky Deutschland AG†	804,125	829,139
24,500	Time Warner Cable Inc.	1,569,939	3,608,850

		12,843,848	34,332,829

	Communications Equipment — 0.0%
4,000	Telenav Inc.†	29,720	22,760

	Consumer Services — 3.6%
4,000	Bowlin Travel Centers Inc.†	3,022	5,520
5,000	Expedia Inc.	286,476	393,800
13,000	H&R Block Inc.	190,938	435,760
18,000	IAC/InterActiveCorp.	424,623	1,246,140
108,000	Liberty Interactive Corp., Cl. A†	843,900	3,170,880
23,000	Liberty Ventures, Cl. A†	364,187	1,697,400
25,000	The ADT Corp.	951,710	873,500
15,000	TiVo Inc.†	146,271	193,650
8,000	Tree.com Inc.†	69,847	233,120

		3,280,974	8,249,770

	Diversified Industrial — 0.7%
16,000	Bouygues SA	449,280	665,809
3,000	Fortune Brands Home & Security Inc.	39,124	119,790
20,000	Jardine Strategic Holdings Ltd.	505,739	714,600
3,000	Malaysian Resources Corp. Berhad	3,735	1,598

		997,878	1,501,797

	Electronics — 0.3%
17,000	Dolby Laboratories Inc., Cl. A†	690,687	734,400

	Entertainment — 7.1%
25,000	British Sky Broadcasting Group plc	275,893	386,774

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
5,800	British Sky Broadcasting Group plc, ADR	$181,535	$363,660
14,000	Gogo Inc.†	242,578	273,840
249,500	Grupo Televisa SAB, ADR	4,977,631	8,560,345
24,500	Naspers Ltd., Cl. N	1,077,394	2,884,250
5,000	Regal Entertainment Group, Cl. A	61,326	105,500
20,000	Societe d’Edition de Canal +	87,983	169,793
14,000	Take-Two Interactive Software Inc.†	125,467	311,360
52,000	The Madison Square Garden Co., Cl. A†	390,514	3,247,400

		7,420,321	16,302,922

	Equipment — 1.8%
12,500	American Tower Corp.	307,933	1,124,750
1,800	Amphenol Corp., Cl. A	7,014	173,412
97,000	Corning Inc.	1,012,902	2,129,150
2,000	Furukawa Electric Co. Ltd.	7,419	4,245
8,000	QUALCOMM Inc.	19,972	633,600

		1,355,240	4,065,157

	Financial Services — 1.5%
15,000	BCB Holdings Ltd.†	33,725	3,401
36,500	Kinnevik Investment AB, Cl. A	688,270	1,570,556
42,000	Kinnevik Investment AB, Cl. B	1,379,233	1,790,243
15,000	Waterloo Investment Holdings Ltd.†	2,153	1,027

		2,103,381	3,365,227

	Food and Beverage — 0.2%
2,000	Compass Group plc	14,255	34,810
2,994	Pernod Ricard SA	190,567	359,542

		204,822	394,352

	Real Estate — 0.0%
5,300	Reading International Inc., Cl. B†	38,458	69,403

	Retail — 1.4%
200	Amazon.com Inc.†	35,729	64,956
47,000	Best Buy Co. Inc.	1,001,475	1,457,470
17,000	HSN Inc.	402,176	1,007,080
10,000	Outerwall Inc.†	467,696	593,500

		1,907,076	3,123,006

	Satellite — 6.7%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	3,787
27,000	DigitalGlobe Inc.†	419,311	750,600
92,000	DIRECTV†	3,026,694	7,820,920
50,000	DISH Network Corp., Cl. A†	1,211,616	3,254,000
29,000	EchoStar Corp., Cl. A†	675,963	1,535,260

Shares		Cost	Market Value

25,000	Intelsat SA†	$483,427	$471,000
40,000	Iridium Communications Inc.†	271,619	338,400
11,900	Loral Space & Communications Inc.†	415,526	865,011
6,000	PT Indosat Tbk, ADR	58,079	96,000
3,000	SKY Perfect JSAT Holdings Inc.	15,472	17,590
4,000	ViaSat Inc.†	237,214	231,840

		6,816,476	15,384,408

	Telecommunications: Long Distance — 0.8%
2,000	AT&T Inc.	57,936	70,720
50,000	Oi SA, ADR	374,941	42,905
10,000	Oi SA, Cl. C, ADR	36,949	9,670
24,000	Philippine Long Distance Telephone Co., ADR	329,883	1,617,120
13,000	Sprint Corp.†	73,710	110,890

		873,419	1,851,305

	Telecommunications: National — 5.7%
5,000	China Telecom Corp. Ltd., ADR	126,250	244,750
5,000	China Unicom Hong Kong Ltd., ADR	38,450	76,650
61,000	Deutsche Telekom AG, ADR	789,100	1,068,720
16,000	Elisa Oyj	155,779	489,443
3,605	Hellenic Telecommunications Organization SA†	41,551	53,312
10,000	Inmarsat plc	117,984	127,926
17,000	Level 3 Communications Inc.†	360,770	746,470
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	7,630
5,000	Nippon Telegraph & Telephone Corp.	230,089	311,831
3,000	Orange SA, ADR	48,120	47,400
3,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	124,980
6,000	Rostelecom OJSC, ADR	41,408	92,100
28,000	Swisscom AG, ADR	704,879	1,629,740
6,000	Telecom Argentina SA, ADR	5,820	141,300
385,000	Telecom Italia SpA†	1,016,574	487,642
17,500	Telefonica Brasil SA, ADR	283,641	358,925
118,026	Telefonica SA, ADR	1,183,507	2,025,326
20,000	Telekom Austria AG	221,183	195,536
15,172	TeliaSonera AB	42,639	110,834
2,400	Telstra Corp. Ltd., ADR	30,324	59,040
27,000	tw telecom inc.†	495,414	1,088,370
48,000	Verizon Communications Inc.	1,748,920	2,348,640
89,000	VimpelCom Ltd., ADR	118,168	747,600
8,000	Ziggo BV	271,842	369,930

		8,094,032	12,954,095

	Telecommunications: Regional — 1.8%
6,000	Bell Aliant Inc.(b)	82,128	156,756
44,000	Cincinnati Bell Inc.†	151,704	172,920

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: Regional (Continued)
40,000	NII Holdings Inc.†	$167,134	$22,000
78,000	Telephone & Data Systems Inc.	3,256,718	2,036,580
8,000	TELUS Corp., New York	100,703	297,920
40,000	TELUS Corp., Toronto	369,345	1,490,839

		4,127,732	4,177,015

	Wireless Communications — 3.7%
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	1,141,250
19,000	Global Telecom Holding, GDR†(c)	75,678	67,792
30,000	HC2 Holdings Inc.	89,573	119,700
240,000	Jasmine International Public Co. Ltd., Cl. F	5,040	61,377
20,500	Millicom International Cellular SA, SDR	1,729,973	1,877,708
90,000	NTT DoCoMo Inc.	1,400,085	1,538,720
19,000	Orascom Telecom Media and Technology Holding SAE, GDR†(b)	29,430	17,100
20,000	ORBCOMM Inc.†	92,412	131,800
34,000	SK Telecom Co. Ltd., ADR	761,600	881,960
9,203	Tim Participacoes SA, ADR	161,405	267,163
18,000	T-Mobile US Inc.†	436,364	605,160
8,000	Turkcell Iletisim Hizmetleri A/S, ADR†	118,357	124,800
28,000	United States Cellular Corp.†	1,030,809	1,142,400
16,363	Vodafone Group plc, ADR	763,082	546,361

		7,060,972	8,523,291

	TOTAL DISTRIBUTION COMPANIES	67,011,979	141,546,072

	COPYRIGHT/CREATIVITY COMPANIES — 37.7%
	Business Services: Advertising — 1.7%
148,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,191,193	1,210,640
15,000	Harte-Hanks Inc.	110,333	107,850
6,000	Havas SA	28,900	49,270
10,000	JC Decaux SA	231,338	373,134
8,000	Lamar Advertising Co., Cl. A	290,387	424,000
1,800	Publicis Groupe Coupon†	0	0
1,500	Publicis Groupe SA	10,478	127,222
4,000	Sapient Corp.†	59,798	65,000
79,000	The Interpublic Group of Companies Inc.	759,035	1,541,290
32,000	Tiger Media Inc.†	164,506	30,720

		2,845,968	3,929,126

	Computer Hardware — 2.1%
50,500	Apple Inc.	3,213,682	4,692,965

Shares		Cost	Market Value

	Computer Software and Services — 10.3%
70,000	Activision Blizzard Inc.	$684,201	$1,561,000
5,000	AOL Inc.†	168,254	198,950
35,000	Blucora Inc.†	536,071	660,450
2,000	Blue Nile Inc.†	67,006	56,000
85,000	EarthLink Holdings Corp.	475,909	316,200
75,000	eBay Inc.†	2,225,479	3,754,500
71,000	Electronic Arts Inc.†	1,197,394	2,546,770
51,000	Facebook Inc., Cl. A†	1,179,149	3,431,790
3,000	Google Inc., Cl. A†	669,435	1,754,010
2,800	Google Inc., Cl. C†	560,977	1,610,784
16,000	Guidance Software Inc.†	134,845	145,920
56,000	Internap Network Services Corp.†	321,229	394,800
10,000	InterXion Holding NV†	135,436	273,800
12,000	Microsoft Corp.	339,027	500,400
7,000	QTS Realty Trust Inc., Cl. A	147,356	200,410
40,000	RealD Inc.†	369,992	510,400
3,999	United Online Inc.	54,098	41,590
161,000	Yahoo! Inc.†	3,601,698	5,655,930

		12,867,556	23,613,704

	Consumer Products — 0.3%
2,200	Nintendo Co. Ltd.	269,057	263,314
35,000	Nintendo Co. Ltd., ADR†	622,100	523,250

		891,157	786,564

	Consumer Services — 0.0%
5,000	XO Group Inc.†	49,981	61,100

	Electronics — 1.1%
2,000	IMAX Corp.†	10,333	56,960
8,000	Intel Corp.	181,497	247,200
3,331	Koninklijke Philips NV	33,731	105,793
131,000	Sony Corp., ADR	2,507,999	2,196,870

		2,733,560	2,606,823

	Entertainment — 10.4%
15,500	Ascent Capital Group Inc., Cl. A†	541,542	1,023,155
22,000	Crown Media Holdings Inc., Cl. A†	81,273	79,860
13,000	DreamWorks Animation SKG Inc., Cl. A†	304,695	302,380
5,000	Entravision Communications Corp., Cl. A	31,150	31,100
72,000	GMM Grammy Public Co. Ltd.†	49,487	33,277
25,000	Live Nation Entertainment Inc.†	239,539	617,250
3,000	Rovi Corp.†	59,248	71,880
17,000	STV Group plc	13,537	104,155
16,000	The Walt Disney Co.	781,054	1,371,840
41,000	Time Warner Inc.	1,231,414	2,880,250
116,000	Twenty-First Century Fox Inc., Cl. A	1,088,037	4,077,400
73,000	Twenty-First Century Fox Inc., Cl. B	1,394,731	2,498,790

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
82,000	Universal Entertainment Corp.	$2,053,229	$1,454,558
56,500	Viacom Inc., Cl. A	1,493,414	4,901,375
162,000	Vivendi SA	3,607,551	3,964,042
36,000	World Wrestling Entertainment Inc., Cl. A	383,139	429,480

		13,353,040	23,840,792

	Hotels and Gaming — 8.9%
148,000	Boyd Gaming Corp.†	929,076	1,795,240
1,200	Churchill Downs Inc.	107,667	108,132
10,163	Gaming and Leisure Properties Inc.	244,278	345,237
4,200	Greek Organization of Football Prognostics SA	45,444	74,764
2,000	Hyatt Hotels Corp., Cl. A†	62,969	121,960
180,000	International Game Technology	2,926,688	2,863,800
15,000	Interval Leisure Group Inc.	290,087	329,100
450,000	Ladbrokes plc	2,038,713	1,080,487
38,000	Las Vegas Sands Corp.	854,679	2,896,360
110,000	Mandarin Oriental International Ltd.	181,849	209,550
42,000	Melco Crown Entertainment Ltd., ADR	283,020	1,499,820
22,000	MGM China Holdings Ltd.	43,826	76,357
3,000	Multimedia Games Holding Co. Inc.†	89,879	88,920
6,000	Penn National Gaming Inc.†	38,303	72,840
84,000	Ryman Hospitality Properties Inc.	1,947,518	4,044,600
5,100	Starwood Hotels & Resorts Worldwide Inc.	103,481	412,182
21,000	Wynn Resorts Ltd.	777,175	4,358,760

		10,964,652	20,378,109

	Publishing — 2.9%
15,000	AH Belo Corp., Cl. A	67,792	177,750
20,000	Arnoldo Mondadori Editore SpA†	63,827	28,098
1,400	Graham Holdings Co., Cl. B	903,571	1,005,354
30,000	Il Sole 24 Ore SpA†	35,186	35,780
800	John Wiley & Sons Inc., Cl. B	5,693	48,400
10,000	Media General Inc.†	40,417	205,300
11,500	Meredith Corp.	368,865	556,140
5,263	Nation International Edutainment Public Co. Ltd.	265	542
1,000,000	Nation Multimedia Group Public Co. Ltd.	53,346	40,980
30,000	News Corp., Cl. A†	144,805	538,200
55,000	News Corp., Cl. B†	771,929	959,750
13,000	Nielsen NV	351,486	629,330
974,000	Post Publishing Public Co. Ltd.	47,100	150,054
1,000	Scholastic Corp.	16,500	34,090

Shares		Cost	Market Value

247,000	Singapore Press Holdings Ltd.	$725,198	$826,041
600	Spir Communication†	13,551	13,802
10,000	Telegraaf Media Groep NV	166,231	92,428
10,000	The E.W. Scripps Co., Cl. A†	114,073	211,600
1,000	Time Inc.†	10,073	24,220
9,000	Tribune Co.†	560,244	765,450
9,091	UBM plc	56,548	103,540
3,000	Wolters Kluwer NV	67,969	88,813

		4,584,669	6,535,662

	TOTAL COPYRIGHT/ CREATIVITY COMPANIES	51,504,265	86,444,845

	TOTAL COMMON STOCKS	118,516,244	227,990,917

	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Wireless Communications — 0.0%
25,000	Leap Wireless International Inc., CVR, expire 03/14/16†	57,591	63,000
4,000	Nextwave Wireless Inc., CPR†	0	185

	TOTAL RIGHTS	57,591	63,185

	WARRANTS — 0.0%
	Broadcasting — 0.0%
10,244	Media Prima Berhad, expire 12/31/14†	2,145	2,361

	Real Estate — 0.0%
1,000	Malaysian Resources Corp. Bhd, expire 09/19/18†	0	78

	TOTAL WARRANTS	2,145	2,439

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 0.5%
$1,061,000	U.S. Treasury Bills, 0.015% to 0.075%††, 07/24/14 to 09/11/14	1,060,961	1,060,977

TOTAL INVESTMENTS — 100.0%		$119,636,941	229,117,518

Other Assets and Liabilities (Net)			(463,598)

PREFERRED STOCK
(791,614 preferred shares outstanding)			(34,775,350)

NET ASSETS — COMMON STOCK
(18,166,980 common shares outstanding)			$193,878,570

NET ASSET VALUE PER COMMON SHARE
($193,878,570 ÷ 18,166,980 shares outstanding)			$10.67

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

(a)	Denoted in units.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the market value of Rule 144A securities amounted to $173,856 or 0.08% of total investments.

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2014, the market value of the Regulation S security amounted to $67,792 or 0.03% of total investments, which was valued as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/14 Carrying Value Per Share
19,000	Global Telecom Holding, GDR	11/16/09	$75,678	$3.5680

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPO	Ordinary Participation Certificate
CVR	Contingent Value Right
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	73.5%	$168,423,165
Europe	13.8	31,693,720
Latin America	4.7	10,868,787
Japan	3.6	8,139,989
Asia/Pacific	3.1	7,022,715
South Africa	1.3	2,884,250
Africa/Middle East	0.0	84,892

Total Investments	100.0%	$229,117,518

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments, at value (cost $119,636,941)	$229,117,518
Deferred offering expense	54,679
Dividends receivable	481,002
Prepaid expenses	2,808

Total Assets	229,656,007

Liabilities:
Payable to custodian	413,992
Deferred tax liabilities (a)	24,640
Distributions payable	16,787
Payable for investments purchased	50,175
Payable for investment advisory fees	232,161
Payable for payroll expenses	41,231
Payable for accounting fees	11,250
Payable for auction agent fees	131,040
Other accrued expenses	80,811

Total Liabilities	1,002,087

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$193,878,570

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$89,282,872
Undistributed net investment income	84,341
Distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(4,942,861)
Net unrealized appreciation on investments	109,455,937
Net unrealized depreciation on foreign currency translations	(1,719)

Net Assets	$193,878,570

Net Asset Value per Common Share:
($193,878,570 ÷ 18,166,980 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$10.67

(a)	Includes net change of $1,721 in deferred Thailand capital gains tax on unrealized appreciation during the six months ended June 30, 2014.

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $141,465)	$2,193,005
Interest	1,140

Total Investment Income	2,194,145

Expenses:
Investment advisory fees	1,119,145
Shelf registration expense	233,468
Shareholder communications expenses	63,648
Audit and legal fees	39,953
Shareholder services fees	37,929
Custodian fees	35,978
Directors’ fees	35,587
Payroll expenses	35,405
Accounting fees	22,500
Interest expense	81
Miscellaneous expenses	61,687

Total Expenses	1,685,381

Less:
Advisory fee reduction	(98,064)

Net Expenses	1,587,317

Net Investment Income	606,828

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	4,356,580
Net realized loss on foreign currency transactions	(2,398)

Net realized gain on investments and foreign currency transactions	4,354,182

Net change in unrealized appreciation/depreciation:
on investments (a)	(536,514)
on foreign currency translations	(1,826)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(538,340)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	3,815,842

Net Increase in Net Assets Resulting from Operations	4,422,670

Total Distributions to Preferred Shareholders	(597,450)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$3,825,220

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
Operations:
Net investment income	$606,828		$1,045,126
Net realized gain on investments, swap contracts, and foreign currency transactions	4,354,182		24,598,061
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(538,340)		40,691,155

Net Increase in Net Assets Resulting from Operations	4,422,670		66,334,342

Distributions to Preferred Shareholders:
Net investment income	(53,471	)*	(68,006)
Net realized gain	(543,979	)*	(1,137,010)

Total Distributions to Preferred Shareholders	(597,450)		(1,205,016)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	3,825,220		65,129,326

Distributions to Common Shareholders:
Net investment income	(399,238	)*	(937,398)
Net realized gain	(3,992,374	)*	(15,672,662)
Return of capital	(3,593,136	)*	—

Total Distributions to Common Shareholders	(7,984,748)		(16,610,060)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	413,969		980,823

Net Increase in Net Assets from Fund Share Transactions	413,969		980,823

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(3,745,559)		49,500,089

Net Assets Attributable to Common Shareholders:
Beginning of year	197,624,129		148,124,040

End of period (including undistributed net investment income of $84,341 and $0, respectively)	$193,878,570		$197,624,129

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31,
			2013	2012		2011	2010	2009
Operating Performance:
Net asset value, beginning of year	$10.90		$8.22	$7.48		$9.17	$7.70	$5.40

Net investment income/(loss)	0.03		0.06	0.13		0.04	(0.07)	0.05
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.21		3.61	1.48		0.00 (a)	2.22	2.33

Total from investment operations	0.24		3.67	1.61		0.04	2.15	2.38

Distributions to Preferred Shareholders: (b)
Net investment income	—		(0.01)	(0.03)		—	(0.09)	(0.02)
Net realized gain	(0.03	)*	(0.06)	(0.04)		(0.07)	—	—
Return of capital	—		—	—		—	—	(0.07)

Total distributions to preferred shareholders	(0.03)		(0.07)	(0.07)		(0.07)	(0.09)	(0.09)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.21		3.60	1.54		(0.03)	2.06	2.29

Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.05)	(0.07)		—	(0.07)	—
Net realized gain	(0.22	)*	(0.87)	(0.08)		(0.24)	—	—
Return of capital	(0.20	)*	—	(0.65)		(0.63)	(0.53)	—

Total distributions to common shareholders	(0.44)		(0.92)	(0.80)		(0.87)	(0.60)	—

Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	—		—	—		(0.76)	—	—
Increase in net asset value from repurchase of common shares	—		—	0.00	(a)	0.00 (a)	0.01	0.01
Increase in net asset value from common shares issued upon reinvestment of distributions	—		0.00 (a)	—		—	—	—
Increase in net asset value from repurchase of preferred shares	—		—	—		—	0.00 (a)	0.00 (a)
Offering expenses charged to paid-in capital	—		—	(0.00	)(a)	(0.03)	—	—

Total Fund share transactions	—		0.00 (a)	0.00	(a)	(0.79)	0.01	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$10.67		$10.90	$8.22		$7.48	$9.17	$7.70

NAV total return †	2.04%		45.77%	22.29%		(0.13)%	28.76%	42.59%

Market value, end of period	$9.89		$12.40	$7.85		$6.24	$8.21	$6.63

Investment total return ††	(13.29)%		73.37%	40.00%		(10.35)%	33.88%	48.99%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$228,654		$232,399	$182,899		$169,977	$159,232	$141,164
Net assets attributable to common shares, end of period (in 000’s)	$193,879		$197,624	$148,124		$135,202	$124,457	$106,386

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31,
			2013	2012		2011	2010	2009
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.64	%(c)	0.60%	1.68%		(0.11)%	(0.89)%	0.88%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.67	%(c)	1.55%	1.84	%(d)	2.59%	3.19%	2.46%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.67	%(c)	1.55%	1.84	%(d)	2.34%	3.19%	2.43%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.42	%(c)	1.29%	1.48	%(e)	2.08%	2.44%	1.70%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.42	%(c)	1.29%	1.48	%(e)	1.88%	2.44%	1.68%
Portfolio turnover rate	4.8%		12.7%	7.9%		14.4%	9.4%	9.6%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$19,775		$19,775	$19,775		$19,775	$19,775	$19,778
Total shares outstanding (in 000’s)	791		791	791		791	791	791
Liquidation preference per share	$25.00		$25.00	$25.00		$25.00	$25.00	$25.00
Average market value (f)	$25.41		$25.45	$25.73		$25.38	$25.07	$23.53
Asset coverage per share	$164.38		$167.07	$131.49		$122.20	$114.47	$101.48
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$15,000		$15,000	$15,000		$15,000	$15,000	$15,000
Total shares outstanding (in 000’s)	1		1	1		1	1	1
Liquidation preference per share	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000
Liquidation value (g)	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000
Asset coverage per share	$164,379		$167,072	$131,486		$122,197	$114,472	$101,475
Asset Coverage (h)	658%		668%	526%		489%	458%	406%

†

For 2013 based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date. The years ended 2012, 2011, 2010, and 2009, were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(c)	Annualized.
(d)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.47%.

(e)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.18%.

(f)	Based on weekly prices.
(g)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(h)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 – quoted prices in active markets for identical securities;

—	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Broadcasting	$24,466,848	$104,891	—	$24,571,739
Financial Services	3,360,799	3,401	$1,027	3,365,227
Wireless Communications	8,461,914	61,377	—	8,523,291
Other Industries (a)	105,085,815	—	—	105,085,815
Copyright/Creativity Companies
Business Services: Advertising	3,929,126	0	—	3,929,126
Publishing	6,344,628	191,034	—	6,535,662
Other Industries (a)	75,980,057	—	—	75,980,057
Total Common Stocks	227,629,187	360,703	1,027	227,990,917
Rights(a)	—	—	63,185	63,185
Warrants(a)	2,439	—	—	2,439
U.S. Government Obligations	—	1,060,977	—	1,060,977
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$227,631,626	$1,421,680	$64,212	$229,117,518

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

    Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Preferred”). Interest rate swaps transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

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Notes to Financial Statements (Unaudited) (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of June 30, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

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Notes to Financial Statements (Unaudited) (Continued)

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and Series C Preferred (“Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

	Year Ended December 31, 2013
	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,707,678	$196,435
Long Term Capital Gains	13,902,382	1,008,581
Return of Capital	—	—

Total distributions paid	$16,610,060	$1,205,016

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$105,162,090

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$124,346,548	$113,198,048	$(8,427,078)	$104,770,970

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as

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Notes to Financial Statements (Unaudited) (Continued)

tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2014, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Stock for the period. For the six months ended June 30, 2014, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate or net swap expense on the Series B Preferred. Thus, advisory fees were not accrued on the assets attributable to the Series B Preferred.

During the six months ended June 30, 2014, the Fund paid brokerage commissions on security trades of $7,199 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2014, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2014 the Fund paid or accrued $35,405 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2014, other than short term securities and U.S. Government obligations, aggregated $10,878,897 and $10,712,383, respectively.

5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2014, the Fund did not repurchase any common stock in the open market.

Transactions in common stock were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	39,652	$413,969	96,961	$980,823

Net increase	39,652	$413,969	96,961	$980,823

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B and Series C Preferred at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $400 million of common or preferred shares was declared effective by the SEC on November 14, 2012.

On June 17,2014, the Fund distributed one transferable right for each of the 18,166,980 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial

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Notes to Financial Statements (Unaudited) (Continued)

Composite Commercial Paper Rate. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at anytime, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series B Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund did not repurchase or redeem any shares of Series B and Series C Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 06/30/2014	Net Proceeds	2014 Dividend Rate Range	Dividend Rate at 06/30/2014	Accrued Dividends at 06/30/2014
B 6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$16,479
C Auction Rate	March 31, 2003	1,000	600	$24,547,465	0.070% to 0.158%	0.123%	$308

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York (the “Court”) against the Executive Vice President and Chief Operating Officer (the “Officer”) of the Adviser, alleging violations of certain federal securities laws arising from the same matter. On May 2, 2014, the SEC filed with the Court, a stipulation of voluntary dismissal of the civil action against

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Notes to Financial Statements (Unaudited) (Continued)

the Officer, and on June 19, 2014, the Court approved the stipulation and entered an order of dismissal of the action against the Officer. The settlement by the Adviser and the disposition of the action against the Officer did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9. Subsequent Events. On July 25, 2014, the Fund issued 6,055,660 shares of common stock, receiving net proceeds of $54,150,940, after estimated offering costs of $350,000. The NAV per share of the Fund was decreased by approximately $0.46 per share as a result of the issuance of shares below NAV.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Shareholder Meeting – May 12, 2014 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 12, 2014 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Frank J. Fahrenkopf, Jr., Werner J. Roeder, and Salvatore J. Zizza as Directors of the Fund. A total of 12,627,545 votes, 12,662,793 votes, and 12,673,753 were cast in favor of these Directors and a total of 333,473 votes, 298,226 votes, and 287,265 votes were withheld for these Directors, respectively.

Mario J. Gabelli, CFA, Anthony J. Colavita, James P. Conn, Christopher J. Marangi, Kuni Nakamura, and Anthony R. Pustorino continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Multimedia Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 13, 2014, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1. The nature, extent, and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (BNY) to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2. The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered open-end and closed-end funds. The Board Members considered

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Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

the Fund’s one, three, five and ten year average annual total return for the periods ended March 31, 2014, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board Members was developed by Lipper and was comprised of other selected closed-end core, growth, and value equity funds (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was above the median for the one year, three year and five year periods, and below the median for the ten year period. The Board concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3. The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against a comparative Lipper expense peer group comprised of other selected closed-end core, growth, and value equity funds (“Expense Peer Group”). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered the comparative contract rates. The Board noted that the Fund’s advisory fee was higher than average and the total expense ratios were higher than average when compared with those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2013. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4. The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

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Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

With respect to the Board Members consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5. Other Factors.

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from its management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Lawrence J. Haverty, Jr., CFA, joined GAMCO Investors, Inc. in 2005 and currently is a portfolio manager of Gabelli Funds, LLC and the Fund. Mr. Haverty was previously a managing director for consumer discretionary research at State Street Research, the Boston based subsidiary of Metropolitan Life Insurance Company. He holds a BS from the Wharton School and a MA from the Graduate School of Arts and Sciences at the University of Pennsylvania where he was a Ford Foundation Fellow.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Senior Vice President,

G.research, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2014

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/14 through 01/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,127,328 Preferred Series B – 791,014
Month #2 02/01/14 through 02/28/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,127,328 Preferred Series B – 791,014
Month #3 03/01/14 through 03/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,166,980 Preferred Series B – 791,014
Month #4 04/01/14 through 04/30/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,166,980 Preferred Series B – 791,014
Month #5 05/01/14 through 05/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,166,980 Preferred Series B – 791,014
Month #6 06/01/14 through 06/30/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,166,980 Preferred Series B – 791,014
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/4/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/4/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/4/2014

* Print the name and title of each signing officer under his or her signature.